                                                                     Exhibit 4.1
                         [LOGO OF QUANTA APPEARS HERE]

============                                                        ============
   NUMBER                                                              SHARES
PWR                          QUANTA SERVICES, INC.
============                                                        ============

                                                             CUSIP 74762E 10 2
THIS CERTIFICATE IS                                          SEE REVERSE FOR
   TRANSFERABLE         INCORPORATED UNDER THE LAWS OF       CERTAIN DEFINITIONS
  IN NEW YORK, NY          THE STATE OF DELAWARE             AND RIGHTS LEGEND


--------------------------------------------------------------------------------
  THIS CERTIFIES THAT






  is the owner of
--------------------------------------------------------------------------------
            fully paid and non-assessable Shares of the par value,
                   $.00001 per share of the COMMON STOCK of

Quanta Services, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by said holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, and all amendments thereto and restatements thereof, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


DATED                    [DELAWARE CORPORATE SEAL OF QUANTA
                            SERVICES, INC. APPEARS HERE]

      [SIGNATURE APPEARS HERE]                    [SIGNATURE APPEARS HERE]

                     SECRETARY                    CHIEF EXECUTIVE OFFICER
                                                  AND PRESIDENT



(C) SECURITY-COLUMBIAN  UNITED
    STATES BANKNOTE COMPANY
    1960
==============================                    ==============================

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out full according to applicable laws or regulations:

      TEN COM -- as tenants in common
      TEN ENT -- as tenants in the entireties
      JT TEN  -- as joint tenants with right of
                 survivorship and not as tenants
                 in common

      UNIF GIFT MIN ACT --              Custodian
                          --------------         --------------
                              (Cust)                (Minor)
                          under Uniform Gifts to Minors
                          Act
                              ------------------------
                                       (State)

    Additional abbreviations may also be used though not in the above list.

      For value received,                     hereby sell, assign and transfer
                         ---------------------
      unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
      --------------------------------------

      --------------------------------------



      --------------------------------------------------------------------------
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                 OF ASSIGNEE)

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
                                                                          shares
      --------------------------------------------------------------------
      of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                        Attorney
      ------------------------------------------------------------------
      to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

      Dated
           ---------------------



                        X
                        --------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



      Signature(s) Guaranteed





      By
        -----------------------------------
      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AND ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.